Exhibit 327

SECTION 1350 CERTIFICATION

The undersigned certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2018                                                                   /s/ Kristine A. Glancy
Kristine A. Glancy
President and Chief Executive Officer
(principal executive officer)

Date: August 7, 2018                                                                   /s/ Jeffrey A. Jagerson
Jeffrey A. Jagerson
Chief Financial Officer and Treasurer
(principal financial and accounting officer)